UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2007

Item 1.  Reports to Stockholders.

2

Semi-Annual Report

September 30, 2007 (unaudited)

SHAREHOLDER LETTER

September 30, 2007 (unaudited)

To Our Shareholders:

Since the Clough Global Opportunities Fund’s market price is significantly below its net asset value, we thought it important to make the following points...

During the six months ended September 30, 2007, the Fund’s net asset value assuming reinvestment of all distributions has increased 10.6%. That compares with an 8.4% gain in the S&P 500.

Since the Fund’s inception on April 27, 2006, the total growth in net asset value assuming reinvestment of all distributions has been 16.6%. This compares with a cumulative gain of 19.7% in the S&P 500.

The growth in net asset value has compounded at an annual rate of 11.3% since inception while the S&P 500 rise has compounded at an annual rate of 13.5%.

The Fund’s quarterly distribution has increased from $0.30 per share at inception to $0.38 per share today. Total distributions of $1.58 have been made since the Fund began trading just over one year ago.

The Fund’s quarterly distributions have grown in line with the increase in net assets and at the current price they offer a yield of approximately 9%.

It is our view that such fundamental results are incompatible with such a large discount in the Fund’s current market price and we think that discount to net asset value over time should close.

The Fund’s investment strategy has been to focus on a few sectors or markets where investment returns are likely to be high. At present, our investments in Asian markets make up the Fund’s largest single exposure. They are focused on Hong Kong, Korea and smaller markets like Malaysia and Indonesia. Whereas the U.S. economy is slowing under the weight of high consumer debt, Asian economies are relatively debt free and are just entering long periods of rising consumer spending and infrastructure investment cycles. The U.S. may be ending a multi-decade debt super cycle; Asia may be just beginning one.

Hong Kong is benefiting from both a combination of strong growth in China and falling U.S. short term interest rates. Because the Hong Kong dollar is pegged to the U.S. currency, declining U.S. rates translate directly into lower rates in Hong Kong. Since growth is already strong there, falling interest rates are likely to benefit both real estate and equities. Hong Kong property prices are still approximately 60% below their 1997 levels and there is little likelihood of excess supply growth due to the shortage of buildable land available.

The financial markets have begun to realize the coming relaxation of Chinese capital controls but the fact that it is recognized does not diminish its potential impact on markets the Fund is not exposed to the inflated Chinese domestic stock market. Nevertheless, in our view, the long term China story is far from discounted in the financial markets. The domestic markets may be inflated but other national markets in Asia still offer good values. Meanwhile, the Chinese currency is undervalued, and that supports profits; the gap between corporate ROE and borrowing costs is still wide and getting wider and China’s export markets are highly diversified.

Energy also remains an important secular investment theme for the Fund. The stocks have done well but remain undervalued in our view. OPEC production has been struggling to grow since September of 2005 as have global oil inventories. Declines in OPEC production began well before the so-called voluntary production declines took effect. The great issue for the industry is whether depletion rates in the major oil fields will continue to exceed new production. So long as that is the case there will be upward pressures on oil prices and day by day the value of companies that own oil and gas reserves or sophisticated deepwater drilling rigs increases. Some estimates of annual global depletion rates are as high as 3.2 to 5.0 million barrels/day. The scramble to replace those reserves is underway as evidenced by the huge lease sale that just occurred in the Gulf of Mexico. The total bids for drilling rights totaled more than five times the total amount bid over the past five years, and the need for deepwater rigs and supplies will continue strong.

The Fund’s holdings of energy producer stocks have migrated toward the North American gas producers. The price of natural gas has been held hostage to a series of warm winters, an explosion of drilling rigs producing gas and a sharp rise in imports of liquid natural gas. Yet the depletion of most North American gas fields has accelerated, demand for LNG is rising abroad limiting supplies for North America, and warm winters may become less common. Gas stocks are cheap and we think represent the best values in the sector at present.

The Fund has investments in a number of other varied themes. Product upgrade cycles are underway in both the personal computer and telecommunications markets, enhancing the profit outlook for computer manufacturers, software companies and telecommunications equipment manufacturers. For the first time in years we see opportunities in the large capitalization technology companies such as Oracle Systems (ORCL–NYSE) and Cisco Systems (CSCO–NYSE). We also see opportunities in companies supplying flat screen TV’s and the proliferation of broadband. We have further diversified the Fund with investments in global agriculture, involving companies that grow and process agricultural commodities and provide capital goods for global agriculture. A growing middle class in China consumes 130,000 tons of pork a day and that economy does not have capacity to grow hogs or the feed with which to feed them. We think this once prosaic industry could become a recognized growth sector.

Many financial stocks have declined sharply and we think the sector offers opportunity on both the long and short sides. The Funds do own Citigroup NA (C–NYSE) and the American Depository Receipts of UBS AG (UBS–NYSE), for example. These companies have been in the headlines as the mortgage cycle and its related derivatives bubble unwind. The positive is that underneath the write-offs and excesses in the sub-prime and CDO space there are highly profitable franchises with high barriers to entry that provide huge cash flows. UBS for example has a highly profitable global wealth management business that allowed the firm to write off a $4 billion mistake with only a minor hit to book value. Our thinking is that management will eventually find the common sense to stop making $4 billion mistakes and the underlying value of the firm will show through. Citigroup has an important global broker-dealer franchise and a strong global consumer credit operation. Both companies should benefit from a more positive U.S. yield curve. We currently have these positions partially hedged with short positions in the Regional Bank Holders Trust and in specific regional banks with particularly vulnerable mortgage holdings. We also currently hold modest short positions in the mortgage insurers which have branched out from their original franchises to insure more exotic CDO tranches.

The summer months were particularly volatile for the financial markets and that volatility may be with us for a while. In the developed economies, we live in a highly indebted world, and growth is moving away from the developed economies and toward the emerging world with ever greater speed. One subtle signal from the marketplace that suggests the credit stress we experienced this summer is not over is the behavior of so-called swap spreads for financial companies. These are the interest rates at which financial companies are willing to lend to each other and they have remained at the punitive levels seen during the August turmoil even though the equities have rallied. That suggests that there is still concern over the quality of the collective financial sector balance sheet. For that and for other reasons the Fund is currently balanced among themes and is partially hedged.

In that vein, we think that global equities markets are acting quite rationally and offer meaningful investment upside. In other words, there is a silver lining in all of this for the financial markets. With financial companies announcing write offs of supposedly highly rated mortgage paper and financial executives falling on their swords, the reality is the only way the Federal Reserve can stabilize the financial sector is to reduce short term interest rates and create a positive yield curve. Then, and only then can banks and brokerage firms generate the cash flow that allows the write downs of impaired assets so they can once again function as credit intermediaries.

The media puts an unending negative spin on events, and the current market decline centered on pressures based upon the sub-prime mortgage fallout, is creating concern among investors. However, we think the markets are simply separating winners from losers in an increasingly globalized economy. The winners are those companies exposed to global growth and the losers are those that grew on the back of the huge and unsustainable mortgage boom. Wal-Mart is only the latest company to announce a cutback in U.S. expansion to spend more in countries like China and India. GE recently announced that China, India, Latin America and Russia account for $32 billion in revenues and that sector is growing 20% per annum.

It is important as an investor to realize the reason why global growth can continue in the face of a U.S. credit slowdown. U.S. financial companies in particular have benefited from the decades long secular expansion in debt. Consumer and business debt combined were 125% of GDP back in the 1960s. Today it is 350% of GDP and it has reached the point of saturation. If debt cannot grow faster than GDP and support growth, U.S. domestic profits will stagnate, particularly for financial companies.

The opposite is true in Asia and in emerging economies generally. As U.S. interest rates fall, capital should migrate to these economies, Asian growth should rise on the support of consumer spending and balance sheets there are clean. Interest rates are 4% while growth rates in domestic spending are 6-10%.

We think the values remain in the sectors that benefit from global growth and the Fund is positioned to benefit from it.

We thank you for investing in the Clough Global Opportunities Fund and invite you to visit www.cloughglobal.com for updates. If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

PORTFOLIO ALLOCATION

September 30, 2007 (unaudited)

ASSET TYPE*

Common Stocks	71.43%
Structured Notes	9.36%
Short-Term Investments	6.02%
Government & Agency Obligations	5.79%
Exchange Traded Funds	2.41%
Asset / Mortgage - Backed Securities	2.30%
Corporate Bonds	1.40%
Options Purchased	1.12%
Preferred Stocks	0.17%

GLOBAL BREAKDOWN*

US	63.72%
South Korea	4.88%
Hong Kong	4.57%
Brazil	4.39%
China	3.05%
Japan	2.95%
Indonesia	2.76%
Canada	1.64%
Malaysia	1.55%
Switzerland	1.44%
Bermuda	1.23%
Netherlands	1.15%
Taiwan	1.05%
Thailand	0.91%
Chile	0.67%
Germany	0.54%
Israel	0.47%
Russia	0.47%
Vietnam	0.41%
Singapore	0.38%
Great Britain	0.36%
Argentina	0.35%
India	0.32%
Sweden	0.29%
Papua New Guinea	0.26%
Australia	0.09%
South Africa	0.05%
Ireland	0.04%
Columbia	0.01%

*    As a percentage of total investments, not including securities sold short, written options or any foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2007 (unaudited)

	Shares	Value
COMMON STOCKS 106.30%
Agriculture 0.65%
Pilgrim’s Pride Corp.	68,600	$2,382,478
Sadia - S.A. *	345,000	1,929,214
Smithfield Foods, Inc. (a)	82,200	2,589,300
		6,900,992
Consumer/Retail 3.66%
ASKUL Corp.	124,000	3,006,486
B&G Foods, Inc.	45,000	576,000
Belle International Holdings Ltd.	1,360,000	1,787,943
GOME Electrical Appliances Holdings Ltd.	2,378,000	4,667,993
Home Inns & Hotels Management, Inc. - ADR (a)	53,700	1,868,760
Hyundai Department Store Co. Ltd.	42,000	5,048,077
Isetan Co. Ltd.	129,000	1,739,616
Jardine Matheson Holdings Ltd.	156,650	4,480,190
Jardine Strategic Holdings Ltd.	127,110	2,008,338
Kraft Foods, Inc.	114,100	3,937,591
Lotte Shopping Co. Ltd.	8,300	3,536,932
Regal Hotels International Holdings Ltd.	18,257,600	1,385,669
Takashimaya Co. Ltd.	171,000	1,898,098
Yamada Denki Co. Ltd.	26,700	2,642,920
		38,584,613
Energy 28.55%
Alternative Energy Technologies 4.73%
China Sunergy Co. Ltd. - ADR (a)	10,000	91,500
Conergy AG	88,200	8,489,355
Evergreen Solar, Inc. (a)	275,700	2,462,001
First Solar, Inc. (a)	64,100	7,547,134
JA Solar Holdings Co. Ltd. - ADR (a)	167,700	7,538,115
LDK Solar Co. Ltd. - ADR (a)	150,400	10,362,560
Sunpower Corp. (a)	69,085	5,721,620
Suntech Power Holdings Co. Ltd. - ADR (a)	194,000	7,740,600
		49,952,885
Coal 0.38%
CONSOL Energy, Inc.	72,700	3,387,820
Peabody Energy Corp.	13,200	631,884
		4,019,704
Exploration & Production 9.38%
Anadarko Petroleum Corp.	178,200	9,578,250
Apache Corp.	20,000	1,801,200
Chesapeake Energy Corp.	406,200	14,322,612
ConocoPhillips	54,000	4,739,580
Devon Energy Corp.	144,900	12,055,680
Hess Corp.	133,900	8,908,367
InterOil Corp. (a)	129,800	4,101,680
OAO Gazprom - S.A.	125,860	5,550,426
Occidental Petroleum Corp.	24,000	1,537,920
Parallel Petro Corp. (a)	161,547	2,744,683
PetroHawk Energy Corp. (a)	152,700	2,507,334

	Shares	Value
Exploration & Production (continued)
Petroleo Brasileiro - S.A.	148,300	$11,196,650
Range Resources Corp.	170,100	6,916,266
Southwestern Energy (a)	283,400	11,860,290
Ultra Petroleum Corp. (a)	20,000	1,240,800
		99,061,738
Oil Services and Drillers 14.06%
Baker Hughes, Inc.	67,000	6,054,790
Diamond Offshore Drilling, Inc.	118,000	13,368,220
FMC Technologies, Inc. (a)	34,000	1,960,440
Global SantaFe Corp.	202,000	15,356,040
Halliburton Co.	204,000	7,833,600
Helmerich & Payne, Inc.	56,100	1,841,763
Marathon Oil Corp.	16,800	957,936
Noble Corp.	148,000	7,259,400
Schlumberger Ltd.	516,000	54,180,000
Tenaris - S.A.	103,600	5,451,432
Transocean, Inc. (a)	274,000	30,975,700
Weatherford International Ltd. (a)	46,700	3,137,306
		148,376,627
TOTAL ENERGY		301,410,954

Finance 26.60%
Banks 24.20%
Banco Bradesco - S.A.	636,100	18,682,257
Banco Itau Holding Financeira - S.A.	326,800	16,542,616
Banco Santander Chile - S.A.	208,400	10,538,788
Bancolombia - S.A.	5,000	173,250
Bangkok Bank PLC	806,500	2,729,511
Bank Mandiri Persero Tbk PT	17,759,000	6,845,323
Bank of Yokohama Ltd.	474,000	3,272,381
Bank Rakyat Indonesia	5,924,000	4,275,385
BlackRock Kelso Capital Corp.	651,400	9,445,300
BOC Hong Kong Holdings Ltd.	1,810,000	4,586,788
Brookline Bancorp, Inc.	397,062	4,601,949
Charles Schwab Corp.	16,537	357,199
CIT Group, Inc.	83,700	3,364,740
Citigroup, Inc.	379,800	17,725,266
Daewoo Securities Co.	87,900	2,641,226
Hana Financial Group, Inc.	331,600	15,634,331
ICICI Bank Ltd.- S.A.	94,400	4,976,768
Indochina Capital Vietnam Holdings Ltd. (a)	700,000	6,356,000
Kasikornbank PLC	984,800	2,327,317
Kookmin Bank - ADR	51,300	4,206,087
Korea Exchange Bank	351,300	5,700,180
Lion Diversified Holdings BHD	937,400	3,191,149
Malayan Banking BHD	995,400	3,213,324
Melco International Development Ltd.	1,040,000	1,942,512
Merrill Lynch & Co., Inc.	85,400	6,087,312

	Shares	Value
Banks (continued)
Mirae Asset Securities	21,700	$2,074,683
Mitsubishi UFJ Financial Group, Inc.	579	5,094,272
NewAlliance Bancshares, Inc.	25,200	369,936
PennantPark Investment Corp.	609,700	8,169,980
People’s United Financial, Inc.	94,500	1,632,960
Public Bank BHD	1,530,000	4,467,645
Shizuoka Bank Ltd.	349,000	3,390,798
Siam Commercial Bank PLC	3,066,000	7,066,783
Sime Darby BHD	1,531,100	4,673,057
Sovereign Bancorp, Inc.	317,300	5,406,792
Star Asia Financial Ltd. (b) (c)	300,000	2,775,000
UBS AG - Registered	79,000	4,247,713
UBS AG	346,100	18,429,825
Unibanco - Uniao de Bancos Brasileiros - GDR	107,100	14,089,005
Woori Finance Holdings Co. Ltd.	524,000	11,966,346
Woori Investments	77,100	2,181,917
		255,453,671
Non-Bank 2.40%
Apollo Investment Corp.	750,300	15,606,240
Ares Capital Corp.	350,400	5,701,008
InterContinental Exchange, Inc. (a)	20,000	3,038,000
Maiden Holdings Ltd. (c)	100,900	1,009,000
		25,354,248
TOTAL FINANCE		280,807,919

Healthcare 0.42%
Athenahealth, Inc. (a)	1,000	33,910
BioSphere Medical, Inc. (a)	109,500	522,315
Molecular Insight Pharmaceuticals, Inc. (a)	172,000	1,167,880
Pharmion Corp. (a)	57,600	2,657,664
		4,381,769
Industrial 6.47%
Advantest Corp.	98,000	3,054,368
Altra Holdings, Inc. (a)	12,500	208,375
American Science & Engineering Inc.	91,312	5,721,610
Bunge Ltd.	25,500	2,739,975
Caterpillar, Inc.	120,000	9,411,600
Chicago Bridge & Iron Co. - NY shares	92,200	3,970,132
Empresa Brasileira de Aeronautica - S.A.	68,253	2,997,672
General Cable Corp. (a)	40,000	2,684,800
General Electric Co.	361,300	14,957,820
General Motors Corp.	109,800	4,029,660
Grant Prideco, Inc. (a)	116,400	6,346,128
Kokuyo Co. Ltd.	103,500	1,075,863
Smurfit-Stone Container Corp. (a)	793,500	9,268,080
Spirit Aerosystems Holdings, Inc. (a)	48,400	1,884,696
		68,350,779

	Shares	Value
Insurance 3.53%
Allstate Corp.	52,500	$3,002,475
Castlepoint Holdings Ltd.	124,800	1,435,200
Fidelity National Financial, Inc.	724,600	12,666,008
Loews Corp.	181,200	8,761,020
Montpelier Re Holdings Ltd.	646,000	11,434,200
		37,298,903
Media 0.58%
Kyocera Corp.	15,700	1,472,067
Nippon Television Network Corp.	36,400	4,686,859
		6,158,926
Metals & Mining 2.99%
Anglo American PLC - ADR	84,410	2,823,514
Barrick Gold Corp.	5,400	217,512
Cameco Corp.	105,300	4,869,072
Denison Mines Corp. (a)	180,100	2,018,916
First Uranium Corp. (a)	88,000	837,842
Freeport-McMoRan Copper & Gold, Inc.	70,900	7,436,701
Gerdau S.A. - ADR	137,600	3,607,872
Goldcorp, Inc.	89,700	2,741,232
Paladin Resources Ltd. (a)	211,500	1,452,602
Uex Corp. (a)	34,000	207,490
Uranium One, Inc. (a)	378,020	4,997,701
Ur-Energy, Inc. (a)	128,600	394,340
		31,604,794
Real Estate 7.35%
Aeon Mall Co. Ltd.	116,480	3,559,350
Bakrieland Development Tbk PT (a)	41,200,000	2,387,753
Cheung Kong Holdings Ltd.	122,900	2,026,767
Ciputra Development Tbk PT (a)	15,905,000	1,617,458
Cosco Corp. (Singapore) Ltd.	1,011,000	4,049,445
Great Eagle Holdings Ltd.	1,595,517	6,054,626
Hang Lung Properties Ltd.	516,000	2,309,898
Henderson Land Development Co. Ltd.	1,328,000	10,531,615
Hopewell Holdings Ltd.	464,000	2,214,398
Hysan Development Co. Ltd.	1,677,698	4,650,770
Hyundai Development Co.	58,100	5,427,830
Italian-Thai Development PLC (a)	9,882,000	2,191,195
Kerry Properties Ltd.	280,000	2,150,286
Shun Tak Holdings Ltd. (c)	280,000	450,948
Sino Land Co.	1,448,000	3,602,375
SP Setia BHD	826,000	2,133,177
Sun Hung Kai Properties Ltd.	927,000	15,621,217
Wharf Holdings Ltd.	1,103,000	5,420,043
YNH Property BHD	1,570,400	1,230,511
		77,629,662
Real Estate Investment Trusts (REITS) 0.89%
Annaly Capital Management, Inc.	588,800	9,379,584
Regal Real Estate Investment Trust	182,576	57,071
		9,436,655

	Shares	Value
Technology & Communications 16.39%
AU Optronics Corp. - ADR	245,288	$4,150,273
Broadcom Corp. (a)	103,600	3,775,184
Centron Telecom International Holdings Ltd. (a)	1,018,000	362,737
China Unicom Ltd. - ADR	168,300	3,507,372
China Unicom Ltd.	1,086,000	2,246,362
Cisco Systems, Inc. (a)	1,100,000	36,421,000
Comcast Corp. (a)	213,800	5,122,648
Corning, Inc.	381,800	9,411,370
CTC Media, Inc. (a)	82,500	1,811,700
F5 Networks, Inc. (a)	76,800	2,856,192
Google, Inc. (a)	51,800	29,384,586
Ingram Micro, Inc. (a)	567,300	11,124,753
Intel Corp.	705,000	18,231,300
KT Corp. - ADR	187,500	4,696,875
LG.Philips LCD Co. Ltd. - ADR (a)	185,000	4,428,900
LM Ericsson Telephone Co. - ADR	113,000	4,497,400
Marvell Technology Group Ltd. (a)	275,300	4,506,661
Nan Ya Printed Circuit Board Corp.	430,000	2,595,680
Powerchip Semiconductor Corp. - GDR(c)	325,960	1,618,065
Radvision Ltd. (a)	418,700	7,352,372
Samsung Electronics Co. Ltd.	14,650	9,204,272
Time Warner, Inc.	313,500	5,755,860
		173,061,562
Transportation 0.40%
AMR Corp. (a)	118,700	2,645,823
Babcock & Brown Air Ltd. - ADR (a)	30,300	690,840
Golar LNG, Ltd.	40,000	892,800
		4,229,463
Utilities 7.82%
AES Corp. (a)	188,600	3,779,544
Bakrie Sumatera Plantations Tbk PT	10,607,000	1,786,198
Byd Co. Ltd.	316,900	2,366,401
Cleco Corp.	68,000	1,718,360
DPL, Inc.	140,000	3,676,400
Enbridge, Inc.	149,800	5,522,713
Equitable Resources, Inc.	84,000	4,357,080
Exelon Corp.	72,000	5,425,920
FirstEnergy Corp.	90,000	5,700,600
Gamuda BHD	1,407,400	3,634,665
Golden Agri-Resources Ltd.	1,954,000	1,867,842
IOI Corp. BHD	977,000	1,734,659
Mirant Corp. (a)	135,800	5,524,344
PPL Corp.	115,200	5,333,760
PT Astra International Tbk	4,515,700	9,505,437
Sinopec Shanghai Petrochemical Co. Ltd.	6,400,000	5,244,248
Sinotrans Ltd.	4,112,000	2,517,816
Southern Union Co.	156,300	4,862,493
Williams Cos., Inc.	235,400	8,017,724
		82,576,204

	Shares	Value
TOTAL COMMON STOCKS
(Cost $1,018,274,372)		$1,122,433,195

EXCHANGE TRADED FUNDS 3.59%
iShares MSCI Taiwan	484,473	8,114,923
Semiconductor HOLDRs Trust	234,000	8,962,200
StreetTRACKS Gold Shares (a)	282,600	20,771,100

TOTAL EXCHANGE TRADED FUNDS
(Cost $34,052,404)		37,848,223

PREFERRED STOCKS 0.26%
Freeport-McMoRan Copper & Gold, Inc., 6.750% (c)	17,700	2,745,270

TOTAL PREFERRED STOCKS
(Cost $1,770,000)		2,745,270

	Coupon	Principal
Maturity Date	Rate	Amount
CORPORATE BONDS 2.08%
Suncor Energy, Inc.
06/15/2038	6.500%	$4,860,000	4,988,707
Swedish Export Credit
04/30/2012 (b)	9.706%	17,000,000	17,000,000

TOTAL CORPORATE BONDS
(Cost $21,965,972)			21,988,707

ASSET/MORTGAGE BACKED SECURITIES 3.42%
Fannie Mae REMICS
Series 2003-130, Class HZ, 01/25/2034 *	6.000%	8,021,071	7,659,040
Series 2006-3, Class ZE, 03/25/2036	6.000%	3,355,364	3,206,544
Federal Home Loan Mortgage Corporation (FHLMC) Gold
Series 2006, 04/01/2036	6.000%	4,459,574	4,466,375
Freddie MAC REMICS
Series 2005-3004, Class ZU, 07/15/2035 *	5.750%	6,306,585	6,033,535
Series 2006-3123, Class AZ, 03/15/2036	6.000%	2,351,947	2,310,461
Series 2006-3242, Class SX, 11/15/2036 ^	2.145%	3,808,656	3,908,185
Series 2006-3211, Class LZ, 09/15/2036	6.000%	8,493,422	8,535,644

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $35,751,040)			36,119,784

	Coupon	Principal
Maturity Date	Rate	Amount	Value
U.S GOVERNMENT & AGENCY OBLIGATIONS 8.61%
U.S. Treasury Bond
06/30/2012	4.875%	$26,000,000	$26,735,332
05/15/2017	4.500%	19,000,000	18,899,072
02/15/2023 *	7.125%	18,000,000	22,345,326
08/15/2023 *	6.250%	20,000,000	22,982,820

TOTAL U.S GOVERNMENT & AGENCY OBLIGATIONS
(Cost $91,201,086)			90,962,550

STRUCTURED NOTES 13.92%
Federal Home Loan Bank (FHLB)
11/21/2017 ^ † * (b)	7.500%	25,000,000	24,656,250
12/27/2021 ^ #	7.500%	5,250,000	5,000,625
01/18/2022 ^ § (b)	7.950%	20,000,000	19,600,000
04/18/2022 ^ ß (b)	7.000%	5,000,000	4,737,500
04/18/2022 ^ ~ (b)	7.050%	3,000,000	2,857,500
Calyon Range
01/29/2022 ^ (c)	9.300%	13,500,000	11,532,375
JPMorgan Chase Bank NA
05/23/2022 ^ * (b)	7.000%	10,000,000	9,300,000
Merrill Lynch & Co., Inc.
01/29/2022 ^ * (c)	9.580%	19,500,000	16,657,875
04/05/2022 ^ (c)	7.000%	15,000,000	14,163,750
Rabobank Nederland
02/22/2022 ^ (b) (c)	8.200%	25,000,000	24,406,250
04/17/2022 (b) (c)	7.050%	15,000,000	14,100,000

TOTAL STRUCTURED NOTES
(Cost $155,337,750)			147,012,125

	Expiration	Exercise	Number of
	Date	Price	Contracts
PURCHASED OPTIONS 1.67%
Purchased Call Options 1.56%
Cisco Systems, Inc.	January, 2009	$27.50	9,000	7,830,000
Anadarko Petroleum Corp.	January, 2008	50.00	1,157	694,200
Hess Corp.	January, 2008	50.00	1,000	1,755,000
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	88.00	10,000	2,250,000
Industrial Select Sector SPDR Fund	January, 2009	30.00	1,000	1,090,000
Citigroup, Inc.	January, 2009	50.00	1,500	547,500
Caterpillar, Inc.	January, 2009	60.00	1,000	2,287,500

TOTAL PURCHASED CALL OPTIONS
(Cost $12,611,089)				16,454,200

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Purchased Put Options 0.11%
S&P 500 Index Option	December, 2007	$1,425.00	585	$1,146,600

TOTAL PURCHASED PUT OPTIONS
(Cost $3,277,170)				1,146,600

TOTAL PURCHASED OPTIONS
(Cost $15,888,259)				17,600,800

	Interest
	Rate	Shares
SHORT TERM INVESTMENTS 8.97%
Money Market Funds 7.17%
JPMorgan Prime Money Markey Fund	3.703%	21,317,559	21,317,559
Merrill Lynch U.S. Treasury Money Market Fund	4.961%	54,329,819	54,329,819

TOTAL MONEY MARKET FUNDS
(Cost $75,647,378)			75,647,378

		Principal
		Amount
U.S. Government & Agency Obligations 1.80%
Federal Home Loan Mortgage Corporation DN (FHLMC) *	5.140%	$19,000,000	19,000,000

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $19,000,000)			19,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $94,647,378)			94,647,378

Total Investments 148.82%
(Cost $1,468,888,261)			1,571,358,032

Liabilities in Excess of Other Assets - (6.14%)			(64,862,765)

Liquidation Preference of Auction Market
Preferred Shares, Series M7, W7, F7, T28 and TH28
(including dividends payable on preferred shares) - (42.68%)			(450,607,864)

NET ASSETS - 100.00%			$1,055,887,403

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
SCHEDULE OF OPTIONS WRITTEN
Covered Call Options Written
Anadarko Petroleum Corp.	November, 2007	$60.00	600	$(36,000)
Caterpillar, Inc.	January, 2009	80.00	1,000	(1,030,000)
Cisco Systems, Inc.	January, 2009	35.00	9,000	(3,915,000)
Schlumberger Ltd.	January, 2009	90.00	2,000	(5,220,000)

TOTAL COVERED CALL OPTIONS WRITTEN
(Premiums received $3,433,089)				(10,201,000)

Put Options Written
S&P 500 Option	December, 2007	1,300.00	585	(403,650)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $1,461,330)				(403,650)

TOTAL OPTIONS WRITTEN
(Premiums received $4,894,419)				$(10,604,650)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Ashland, Inc.	(15,000)	$(903,150)
Banco Bilbao Vizcaya - S.A.	(149,000)	(3,468,720)
Bed Bath & Beyond, Inc. (a)	(131,400)	(4,483,368)
BJ Services Co.	(12,000)	(318,600)
China Life Insurance Co. Ltd.- ADR	(44,700)	(3,854,034)
Comerica, Inc.	(8,800)	(451,264)
Energy Select Sector SPDR	(86,888)	(6,513,124)
ENSCO International, Inc.	(16,000)	(897,600)
Financial Select Sector SPDR	(425,900)	(14,565,780)
Hercules Offshore, Inc. (a)	(94,000)	(2,454,340)
iShares FTSE/Xinhua China 25 Index Fund	(50,700)	(9,118,902)
iShares MSCI Brazil	(49,500)	(3,663,495)
iShares MSCI Emerging Markets	(131,200)	(19,575,040)
iShares MSCI Mexico Index Fund	(83,700)	(4,885,569)
iShares Russell 2000 Index Fund	(404,000)	(32,380,600)
Martin Marietta Materials, Inc.	(35,000)	(4,674,250)
MBIA, Inc.	(84,300)	(5,146,515)
Nabors Industries Ltd. (a)	(28,000)	(861,560)
Patterson-UTI Energy, Inc.	(188,300)	(4,249,931)
Polaris Industries, Inc.	(8,700)	(379,494)
Pride International, Inc. (a)	(16,000)	(584,800)
Regional Bank HOLDRs Trust	(60,900)	(9,040,605)
Rowan Companies, Inc.	(41,000)	(1,499,780)
SPDR Trust Series 1	(70,800)	(10,806,912)
Toro Co.	(5,300)	(311,799)
Unit Corp. (a)	(46,200)	(2,236,080)

TOTAL SECURITIES SOLD SHORT
(Proceeds $143,782,763)		$(147,325,312)

S.A.	Sponsored ADR

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

PT	equivalent to Public Limited Company in Indonesia

BHD	Berhad (in Malaysia; equivalent to Public Limited Company)

Tbk	Terbuka (stock symbol in Indonesian)

DN	Discount Note

REMICS	Real Estate Mortgage Investment Conduits

SPDR	Standard & Poor’s Depository Receipt

(a)	Non-Income Producing Security.

(b)

Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2007, these securities had total value of $119,432,500 or 11.31% of total net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2007, these securities had a total value of $89,458,533 or 8.47% of total net assets.

^	Floating or variable rate security - rate disclosed as of September 30, 2007. Maturity date represents the next reset date.

†	Next reset date 11/21/07.

#	Next reset date 12/27/07.

§	Next reset date 01/18/08.

ß	Next reset date 10/18/07.

~	Next reset date 04/18/08.

*	Security, or portion of security, is being held as collateral for written options and/or short sales.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007 (unaudited)

Assets:
Investments, at value (cost - see below)	$1,571,358,032
Cash	22,224,024
Foreign currency, at value (cost $4,758,861)	4,731,260
Deposit with broker for securities sold short and written options	125,395,406
Dividends receivable	1,609,985
Interest receivable	3,977,735
Receivable for investments sold	36,528,100
Other assets	394,701
Total Assets	1,766,219,243

Liabilities:
Securities sold short (proceeds $143,782,763)	147,325,312
Options written at value (premiums received $4,894,419)	10,604,650
Payable for investments purchased	99,603,735
Dividends payable - short sales	328,319
Accrued investment advisory fee	1,376,444
Accrued administration fee	440,462
Accrued trustees fee	17,166
Other payables	27,888
Total Liabilities	259,723,976

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, W7, F7, T28, & TH28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,600 shares issued and outstanding for each series)	450,607,864
Net Assets	$1,055,887,403
Cost of Investments	$1,468,888,261

Composition of Net Assets:
Paid in capital	980,994,842
Overdistributed net investment income	(37,749,165)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	19,416,949
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	93,224,777
Net Assets	$1,055,887,403

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$20.41

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2007 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $986,813)	$9,674,661
Interest on investment securities	11,602,327
Interest on margin account	1,050,407
Total Income	22,327,395

Expenses:
Investment advisory fee	8,365,484
Administration fee	2,676,955
Trustees fee	72,197
Dividend expense - short sales	768,485
Broker/dealer fees	573,085
Miscellaneous	27,899
Total Expenses	12,484,105

Net Investment Income	9,843,290

Net realized gain (loss) on:
Investment securities	28,315,761
Securities sold short	(12,929,600)
Written options	5,886,788
Foreign currency transactions	(40,744)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	80,456,130
Net gain on investments, options, securities sold short and foreign currency transactions	101,688,335
Net increase in net assets from operations	111,531,625
Distributions to Preferred Shareholders:
From net investment income	(12,411,393)
From net realized gains	—
Net increase in net assets attributable to common shares from operations	$99,120,232

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the Period
	Six Months Ended	April 25, 2006
	September 30, 2007	(inception) to
	(unaudited)	March 31, 2007
Common Shareholder Operations:
Net investment income	$9,843,290	$15,662,466
Net realized gain (loss) from:
Investment securities	28,315,761	37,821,436
Securities sold short	(12,929,600)	(4,541,996)
Written options	5,886,788	5,938,520
Foreign currency transactions	(40,744)	(136,175)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	80,456,130	12,768,647
Distributions to Preferred Shareholders:
From net investment income	(12,411,393)	(9,914,823)
From net realized gains	—	(196,000)
Net increase in net assets attributable to common shares from operations	99,120,232	57,402,075

Distributions to Common Shareholders:
From net investment income	(35,181,062)	(46,448,684)
Net decrease in net assets from distributions	(35,181,062)	(46,448,684)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	—	857,700,000
Proceeds from the underwriters’ over-allotment option exercised, net of offering costs	—	121,031,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	7,063,842
Cost from issuance of preferred shares	—	(4,900,000)
Net increase in net assets from share transactions	—	980,894,842

Net Increase in Net Assets Attributable to Common Shares	$63,939,170	$991,848,233

Net Assets Attributable to Common Shares:
Beginning of period	991,948,233	100,000
End or period *	$1,055,887,403	$991,948,233

* Includes overdistributed net investment income of:	$(37,749,165)	$—

See Notes to Financial Statements

	For the		For the Period
	Six Months Ended		April 25, 2006
	September 30, 2007		(inception) to
	(unaudited)		March 31, 2007
Per Common Share Operating Performance
Net asset value - beginning of period	$19.17		$19.10
Income from investment operations:
Net investment income	0.19	*	0.90
Net realized and unrealized loss on investments	1.97		0.40
Distributions to preferred shareholders:
From net investment income	(0.24)		(0.20)
Total from investment operations	1.92		1.10

Distributions to common shareholders:
From net investment income	(0.68)		(0.90)
Total distributions to common shareholders	(0.68)		(0.90)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		(0.04)
Preferred offering costs and sales loads charged to paid in capital	—		(0.09)
Total capital share transactions	—		(0.13)
Net asset value - end of period	$20.41		$19.17
Market price - end of period	$17.54		$17.44

Total Investment Return - Net Asset Value (1)	10.61%		5.45%
Total Investment Return - Market Price (1)	4.49%		(8.38)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$1,055,887		$991,948
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	2.43	%(2)	2.12	%(2)
Net expenses excluding dividends on short sales (3)	2.28	%(2)	2.05	%(2)
Net investment income (3)	1.92	%(2)	1.75	%(2)
Preferred share dividends	2.42	%(2)	1.13	%(2)
Portfolio turnover rate	81%		246%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$450,608		$450,450
Total shares outstanding (000)	18		18
Asset coverage per share (4)	$83,694		$80,133
Liquidation preference per share	$25,000		$25,000
Average market value per share (5)	$25,000		$25,000

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of September 30, 2007 was as follows:

Written Call Options	Contracts	Premiums
Outstanding at inception, March 31, 2007	16,500	$3,847,994
Positions opened	11,820	2,721,721
Exercised	—	—
Expired	(670)	(216,408)
Closed	(15,050)	(2,920,218)
Outstanding, September 30, 2007	12,600	$3,433,089
Market Value, September 30, 2007		$(10,201,000)

Written Put Options	Contracts	Premiums
Outstanding at inception, March 31, 2007	32,170	$6,653,213
Positions opened	—	—
Expired	(31,585)	(5,191,883)
Closed	—	—
Outstanding, September 30, 2007	585	$1,461,330
Market Value, September 30, 2007		$(403,650)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2. TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2007 were as follows:

Gross appreciation (excess of value over tax cost)	$139,098,897
Gross depreciation (excess of tax cost over value)	(47,414,207)
Net unrealized appreciation	$91,684,690
Cost of investments for income tax purpose	$1,479,673,342

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on September 30, 2007, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the Six	For the
	Months Ended	Period Ended
	September 30, 2007	March 31, 2007
Common shares outstanding - beginning of period	51,736,859	5,236
Common shares issued in connection with initial public offering	—	45,000,000
Common shares issued from underwriters’ over-allotment option exercised	—	6,350,000
Common shares issued as reinvestment of dividends	—	381,623
Common shares outstanding - end of period	51,736,859	51,736,859

Preferred Shares: On July 12, 2006, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has five series of Auction Market Preferred Shares (“AMPS”), M7, W7, F7, T28 and Th28. On October 27, 2006, the Fund issued 3,600 shares of each Series, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of September 30, 2007, the annualized dividend rates for the AMPS Series of the Fund were as shown on the following page. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates.

Series	Annualized Dividend Rate

M7	6.10%
W7	6.20%
F7	6.25%
T28	6.20%
Th28	6.50%

The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2007 aggregated $1,170,902,302 and $1,136,437,608, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the six months ended September 30, 2007 aggregated $45,539,336 and $50,427,047, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

Each Independent Trustee of the Fund receives a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and attendance fee of $1,650 per meeting.

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder¹s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to bewithheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

September 30, 2007 (unaudited)

On July 23, 2007, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect four trustees of the Fund. The results of the proposal are as follows:

Proposal 1: Re-election of Trustees

	Andrew C. Boynton	Adam D. Crescenzi	John F. Mee	Jerry G. Rutledge
For	48,447,493	48,465,616	48,439,742	48,451,192
Abstain	0	0	0	0
Withheld	1,574,786	1,556,663	1,582,537	1,571,087

INVESTMENT ADVISORY AGREEMENT

September 30, 2007 (unaudited)

On July 12, 2007, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Allocation Fund and the Clough Global Equity Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rates of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 1.00% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services.

Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreements. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2006, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from nine (9) closed-end investment companies that are leveraged (i.e., issue debt or preferred stock) versus the Fund’s fees. The investment advisory fee for this group ranged from 0.645% to 1.00%, with a median of 0.940%. The total expenses for this group ranged from 0.711% to 1.340%, with a median of 1.108%. The Fund’s total expenses were 1.334%.

The Trustees stated that the objectives of the funds in the analysis differed from the Fund’s objectives and policies. In conjunction with Lipper’s reports, the Trustees also reviewed a comparative fund universe prepare by Clough. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe. Nevertheless, the Trustees requested that there be an on-going effort to identify funds and groups of funds that might provide additional benchmarks that could be useful.

The Trustees reviewed the performance comparison between the Fund versus nine (9) leveraged closed-end funds. For the one year ended performance as of May 31, 2007, the performance data ranged from 37.61% to 11.38% with a median of 23.23%. The Fund’s performance during such time period was 16.67%. The Trustees then reviewed the performance comparison for the leveraged closed-end funds versus the Fund from the Fund’s inception through May 31, 2007. The performance data ranged from 30.65% to a low of 3.88% with a median of 16.87%. The Fund’s performance during such time period was 12.32%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 1.00% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2007 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

James E. Canty Age - 45 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.

3

Edmund J. Burke Age - 46 1290 Broadway, Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, President and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Equity Fund and Director and Vice-President of Liberty All-Star Growth Fund, Inc.

3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Jeremy O. May Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, and Financial Investors Trust.

N/A

Kimberly R. Storms Age - 34 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since Inception

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Reaves Utility Income Fund, Liberty All Star Growth Fund, Inc., Liberty All-Star Equity Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Erin Douglas* Age - 30 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Allocation Fund.

N/A

Michael T. Akins* Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and Reaves Utility Income Fund.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Andrew C. Boynton Age - 51 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

3

Robert Butler Age - 66 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the Financial Industry Regulator Authority (formerly known as the National Association of Securities Dealers). Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Adam Crescenzi Age - 65 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Allocation Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts, and President of the Italian Cultural Society of Naples, Florida.	3

John F. Mee, Esq. Age - 63 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Richard C. Rantzow Age - 69 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/Since July 12, 2006	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rantzow is also a Trustee of Liberty All-Star Equity Fund and Director of Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of Mutual Funds.	3

Jerry G. Rutledge Age - 63 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

CLOUGH GLOBAL OPPORTUNITIES FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrant.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

3

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.    Controls and Procedures.

(a)   The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 7, 2007

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 7, 2007

5